EXHIBIT 99.2

Octillion to Expand Management Team with Commercial Solar and Photovoltaics Expertise

Vancouver, BC – August 29, 2007 – Octillion Corp. (Symbol: OCTL) today announced plans to bolster its management team with expertise in commercial solar and photovoltaic technologies on the heels of recent significant achievements in the research and development of the Company’s first-of-its-kind transparent glass window capable of generating electricity.

“The last few quarters have been very exciting for Octillion, having achieved and surpassed several major milestones in the development of our NanoPower Windows,” explained
Mr. Harmel S. Rayat, President and CEO of Octillion Corp.  “It’s now time to engage a seasoned management team with specific expertise in the development and commercialization of solar and photovoltaic technologies, that is able to make the most of our success in the lab by moving our technology aggressively along the commercial development path.”

Recently, Octillion Corp. doubled funding for research and development of its NanoPower Window technology, following news that researchers had successfully created a mechanically stable developmental prototype, a major milestone achievement.  Scientists engineered a see-through lab prototype of the window, which, in important tests achieved optically active down-conversion and displayed good electrical properties with no electrical shorts.

Key to the development of Octillion’s transparent NanoPower Windows is a proprietary spray coating of a silicon nanoparticle film, which is fluorescent and able to convert the sun’s energy into electricity.  The process of producing these silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

The process for spraying the silicon nanoparticles onto glass surfaces is unique to Octillion, and is among the Company’s major research achievements.  Earlier this year, researchers developed a protocol for reliably depositing nanoparticles onto glass surfaces using a proprietary electro spray system able to produce nanofilms of controllable thickness.  Importantly, the silicon nanoparticles retained their high efficiency of down conversion of UV light to the visible after being sprayed, a procedure that does not compromise the optical characteristics of the nanoparticles, both in intensity and spectral distribution, a prerequisite for efficient photovoltaic conversion.

Last week, a new study published in the American Institute of Physics’ Applied Physics Letters, validated the high-energy characteristics unique to the silicon nanoparticles used in Octillion’s NanoPower Window.  In experiments where these silicon nanoparticles were applied on top of conventional solar cells, researchers observed large voltage enhancements with dramatic increases in power ranging from as much as 60-70% in the ultraviolet-blue (UV) range, and further reported a significant boost in power by as much as 10% in the visible light range – a major accomplishment.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging solar energy and solar related technologies.

Among our current research and development activities is the development of a patent-pending technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the film acts as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

The process of producing silicon nanoparticles is supported by 10 issued US patents, 7 pending US patents, 2 issued foreign counterpart patents and 19 pending foreign counterpart patents.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this press release regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov.   The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.